                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                                       AIRNET SYSTEMS, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                              AIRNET SYSTEMS, INC.
                           3939 INTERNATIONAL GATEWAY
                              COLUMBUS, OHIO 43219
                                 MARCH 28, 2001

                            ------------------------

Dear Fellow Shareholders:

    The Annual Meeting of the Shareholders of AirNet Systems, Inc. will be held at 10:00 a.m., local time, on Tuesday, May 8, 2001, at the Concourse Hotel, 4300 International Gateway, Columbus, Ohio. The enclosed Notice of Annual Meeting and Proxy Statement contain detailed information about the business to be conducted at the Annual Meeting.

    The Board of Directors has nominated six directors, each for a term to expire at the 2002 Annual Meeting. The Board of Directors recommends that you vote FOR each of the nominees.

    On behalf of the Board of Directors and management, we cordially invite you to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, the prompt return of your proxy card in the enclosed return envelope will save AirNet additional expenses of solicitation and will help ensure that as many common shares as possible are represented.

                                          Sincerely,
                                          Gerald G. Mercer
                                          CHAIRMAN

                                     [LOGO]

                                     [LOGO]

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD TUESDAY, MAY 8, 2001

                            ------------------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of AirNet Systems, Inc. will be held on Tuesday, May 8, 2001, at the Concourse Hotel, 4300 International Gateway, Columbus, Ohio, at 10:00 a.m., local time, for the following purposes:

1.  To elect six directors, each for a term to expire at the 2002 Annual
    Meeting.

2. To transact any other business which properly comes before the Annual Meeting or any adjournment.

    The close of business on March 20, 2001, has been fixed by the Board of Directors of AirNet as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting.

    You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you may insure your representation by completing, signing, dating and promptly returning the enclosed proxy card. A return envelope, which requires no postage if mailed in the United States, has been provided for your use. If you attend the Annual Meeting and inform the Secretary of AirNet in writing that you wish to vote your common shares in person, your proxy will not be used.

                                          By Order of the Board of Directors
                                          William R. Sumser,
                                          SECRETARY

AirNet Systems, Inc.
3939 International Gateway
Columbus, Ohio 43219

March 28, 2001

                              AIRNET SYSTEMS, INC.
                           3939 INTERNATIONAL GATEWAY
                              COLUMBUS, OHIO 43219
                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                              TUESDAY, MAY 8, 2001

    This Proxy Statement is furnished to the shareholders of AirNet
Systems, Inc. in connection with the solicitation, on behalf of the Board of Directors of AirNet, of proxies for use at the Annual Meeting of Shareholders to be held on Tuesday, May 8, 2001, at the Concourse Hotel, 4300 International Gateway, Columbus, Ohio, at 10:00 a.m., local time, or any adjournment, for the purposes described in the accompanying Notice of Annual Meeting of Shareholders.

    This Proxy Statement and the accompanying proxy card are first being mailed on or about March 28, 2001, to all shareholders of AirNet.

                                    GENERAL

    Only holders of record of AirNet common shares at the close of business on March 20, 2001, will be entitled to vote at the Annual Meeting. As of March 20, 2001, there were 10,921,708 common shares outstanding. Each common share entitles the holder to one vote. A quorum for the Annual Meeting is a majority of the common shares outstanding. There is no cumulative voting. Other than the common shares, there are no voting securities of AirNet outstanding.

    You may revoke your proxy at any time before it is actually voted at the Annual Meeting by delivering written notice of revocation to the Secretary of AirNet, submitting a subsequently-dated proxy card or by attending the Annual Meeting and giving notice of revocation in person. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy.

    Shareholders holding common shares in "street name" with a broker, bank or other holder of record should review the information provided to them by such holder of record. This information will set forth the procedures to be followed in instructing the holder of record how to vote the "street name" common shares and how to revoke previously given instructions.

    The expense of preparing, printing and mailing proxy materials to the AirNet shareholders will be borne by AirNet. In addition, proxies may be solicited personally or by telephone by officers or associates of AirNet, none of whom will receive additional compensation therefor. AirNet will reimburse brokerage houses and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of the common shares.

                     BENEFICIAL OWNERSHIP OF COMMON SHARES

    The following table furnishes information regarding the number and percentage of outstanding common shares beneficially owned by (i) each current director of AirNet; (ii) each of the nominees for election as a director;
(iii) each executive officer of AirNet named in the Summary Compensation Table;
(iv) all current directors and executive officers of AirNet as a group; and
(v) each person known by AirNet to own beneficially more than five percent of the common shares, in each case, as of

March 20, 2001 (except as otherwise noted). The address of each of the current executive officers and directors is c/o AirNet, 3939 International Gateway, Columbus, Ohio 43219.

                                                 AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP(1)
                                              ---------------------------------------------------
                                                               COMMON SHARES WHICH
                                                               CAN BE ACQUIRED UPON
                                                  COMMON       EXERCISE OF OPTIONS
NAME AND ADDRESS OF                               SHARES           EXERCISABLE                      PERCENT OF
BENEFICIAL OWNER                              PRESENTLY HELD      WITHIN 60 DAYS         TOTAL       CLASS(2)
-------------------                           --------------   --------------------   -----------   ----------
Gerald G. Mercer(3).........................     3,137,348           156,000            3,293,348      29.7%

William R. Sumser(3),(4)....................        64,786            46,740              111,526       1.0%

Roger D. Blackwell..........................        17,700            17,200               34,900        (5)

Joel E. Biggerstaff(3)......................        10,000            65,290               75,290        (5)

Russell M. Gertmenian(6)....................         5,000            17,200               22,200        (5)

James E. Riddle.............................         5,000             8,000               13,000        (5)

David P. Lauer..............................         2,000             9,600               11,600        (5)

Jeffrey B. Harris(3)........................           277            19,890               20,167        (5)

Kendall W. Wright(3)........................            --            10,520               10,520        (5)

All current directors and executive officers
  as a group (13 individuals)...............     3,322,065           425,290            3,747,355      33.0%

Royce & Associates, Inc.
  Royce Management Company
  Charles M. Royce
  1414 Avenue of the Americas
  New York, NY 10019........................     1,428,700(7)             --            1,428,700(7)    13.1%

Dimensional Fund Advisors Inc.
  1299 Ocean Avenue, 11th Floor
  Santa Monica, CA 90401....................       815,000(8)             --              815,000(8)     7.5%

Liberty Wanger Asset Management, L.P.
  WAM Acquisition GP, Inc.
  Liberty Acorn Trust
  227 West Monroe Street, Suite 3000
  Chicago, IL 60606.........................       770,000(9)             --              770,000(9)     7.1%

FleetBoston Financial Corporation
  One Federal Street
  Boston, MA 02110..........................       715,586(10)            --              715,586(10)     6.6%

J O Hambro Capital Management Limited
  J O Hambro Capital Management Holdings
  Limited
  American Opportunity Trust plc
  Christopher Harwood Bernard Mills
  Oryx International Growth Fund Limited
  Consulta (Channel Islands) Limited
  14 Ryder Street
  London, SW1Y 6QB
  England...................................       600,000(11)            --              600,000(11)     5.5%

--------------------------

 (1) Unless otherwise indicated, the beneficial owner has sole voting and dispositive power as to all common shares reflected in the table.

 (2) The percent of class is based upon the sum of (i) 10,921,708 common shares outstanding on March 20, 2001 and (ii) the number of common shares as to which the named person has the right to acquire beneficial ownership upon the exercise of options exercisable within 60 days of March 20, 2001.

 (3) Individual named in the Summary Compensation Table.

 (4) Of these 64,786 common shares, 5,000 common shares are held by Mr. Sumser's wife.

 (5) Represents ownership of less than 1% of the outstanding common shares.

 (6) Of these 5,000 common shares, 2,100 common shares are held of record by Mr. Gertmenian's wife and 500 common shares are held by Mr. Gertmenian's son.

 (7) Based on information contained in filings with the SEC (the latest of which is dated February 5, 2001), Royce & Associates, Inc., a registered investment adviser ("Royce"), beneficially owned 1,428,700 common shares and Royce Management Company, also a registered investment adviser ("RMC"), beneficially owned 18,900 common shares, in each case as of December 31, 2000. The filing indicates that each of Royce and RMC has sole voting and dispositive power as to the common shares beneficially owned by it. Charles
     M. Royce may be deemed a controlling person of Royce and RMC and as such, may be deemed to beneficially own the common shares beneficially owned by Royce and RMC. The filing indicates that Mr. Royce does not own any common shares outside of Royce and RMC and disclaims beneficial ownership of the common shares held by Royce and RMC.

 (8) Based on information contained in a filing with the SEC, dated February 2, 2001, Dimensional Fund Advisors Inc., a registered investment adviser ("Dimensional"), may be deemed to have beneficial ownership of 815,000 common shares as of December 31, 2000, all of which common shares were held in portfolios of four investment companies to which Dimensional furnishes investment advice and of other commingled group trusts and separate accounts for which Dimensional serves as investment manager. In its role as investment adviser and investment manager, Dimensional possesses both voting and dispositive power as to the common shares held in these portfolios. Dimensional disclaims beneficial ownership of these common shares.

 (9) Based on information contained in filings with the SEC (the latest of which is dated February 14, 2001), Liberty Wanger Asset Management, L.P., a registered investment adviser ("WAM"), and its general partner WAM Acquisition GP, Inc. beneficially owned 770,000 common shares as of December 31, 2000 and had shared voting and dispositive power with respect to these common shares. All of these common shares were acquired on behalf of discretionary clients of WAM, including Liberty Acorn Trust, a registered investment company having the same address as WAM. The filing indicates that Liberty Acorn Trust beneficially owned 700,000 common shares as of December 31, 2000 and has shared voting and dispositive power with respect to these common shares.

 (10) Based on information contained in a filing with the SEC, dated
      February 14, 2001, FleetBoston Financial Corporation ("Fleet") may be deemed to beneficially own, as of December 31, 2000, 715,586 common shares. The filing also indicates that Fleet has sole voting power over 462,886 of these common shares and sole dispositive power over all 715,586 common shares. The common shares were acquired by two of Fleet's banking subsidiaries, Fleet Investment Advisors, Inc. and Fleet National Bank.

 (11) Based on information contained in filings with the SEC (the latest of which is dated February 8, 2001),
     J O Hambro Capital Management Limited, an investment adviser, ("J O Hambro Capital Management"), its parent, J O Hambro Capital Management (Holdings)
     Limited ("Holdings") and Christopher Harwood Bernard Mills ("Mills"), a director of J O Hambro Capital Management, may be deemed to have beneficial ownership of 600,000 common shares as of December 31, 2000 and have shared voting and dispositive power with respect to these common shares. J O Hambro Capital Management serves as an investment adviser for various private clients as well as co-investment adviser to Oryx International Growth Fund Limited, a closed-end investment company ("Oryx"). The filings indicate that Oryx and Consulta may be deemed to beneficially own 150,000 of the common shares shown as beneficially owned by J O Hambro Capital Management and share voting and dispositive power with respect to those common shares. Mr. Mills is a director of Oryx. The filings also indicate that American Opportunity Trust plc, an investment trust company ("American Opportunity Trust"), beneficially owns 300,000 of the common shares shown as beneficially owned by J O Hambro Capital Management and shares voting and dispositive power with respect to those common shares. Mr. Mills and J O Hambro Capital Management serve as co-investment advisers to American Opportunity Trust and Mr. Mills also serves as a director of American Opportunity Trust. The private clients of J O Hambro Capital Management have an economic interest in the common shares beneficially owned by J O Hambro Capital Management; while the shareholders of American Opportunity Trust have an economic interest in the common shares beneficially owned by American Opportunity Trust.

                             ELECTION OF DIRECTORS

    Pursuant to the Code of Regulations of AirNet, the Board of Directors has set the authorized number of directors at six. Each director holds office for a term expiring at the next annual meeting.

The Board of Directors proposes that the six nominees identified below be elected as directors, each for a new term to expire at the 2002 Annual Meeting and until his successor is duly elected and qualified, or until his earlier death, resignation or removal. The Board of Directors has no reason to believe that any of the nominees will not serve if elected, but if any of them should become unavailable to serve as a director, and if the Board designates a substitute nominee, the individuals designated to vote the proxies will vote for the election of any substitute nominees designated by the Board of Directors.

    The following information, as of March 20, 2001, concerning the age, principal occupation or employment, other affiliations and business experience of each director during the last five years has been furnished to AirNet by each director. Except where indicated, each director has had the same principal occupation for the last five years.

NOMINEES STANDING FOR ELECTION TO THE BOARD OF DIRECTORS

GERALD G. MERCER

    Mr. Mercer, 53, has served as Chairman of the Board of AirNet since founding the company in 1974. From the company's inception, Mr. Mercer also held the positions of Chief Executive Officer until April 2000 and President until
August 1999. Mr. Mercer won Ohio's "Entrepreneur of the Year" Award in 1996 and has been a member of the Young Presidents' Organization since 1986.

JOEL E. BIGGERSTAFF

    Mr. Biggerstaff, 44, has served as AirNet's Chief Executive Officer since April 2000 and as its President and Chief Operating Officer since August 1999. He has also served as a director of AirNet since May 2000. Prior to joining AirNet, Mr. Biggerstaff served as President of the Southern Region of Corporate Express Delivery Systems, a national expedited distribution service, from February 1998 through August 1999. From September 1996 through February 1998, Mr. Biggerstaff provided transportation consulting services and prior to September 1996, he held various positions within Ryder System, Inc., including Regional Vice President and General Manager.

ROGER D. BLACKWELL

    Dr. Blackwell, 60, a director of AirNet since 1996, is a Professor of Marketing at The Ohio State University and is also President and Chief Executive Officer of Roger D. Blackwell Associates, Inc., a marketing consulting firm in Columbus, Ohio. Dr. Blackwell is also a director of Intimate Brands, Inc., Checkpoint Systems, Inc., Anthony and Sylvan, Inc., Max & Erma's
Restaurants, Inc., Applied Industrial Technologies, Inc., The Banc Stock Group, FrontStep, Inc., and The Flex-Funds. Dr. Blackwell serves on the Compensation, Nominating and Audit Committees of the AirNet Board of Directors.

RUSSELL M. GERTMENIAN

    Mr. Gertmenian, 53, a director of AirNet since 1996, has been a partner with Vorys, Sater, Seymour and Pease LLP since 1979 and currently serves as a member of the firm's Executive Committee. Vorys, Sater, Seymour and Pease LLP rendered legal services to AirNet during the 2000 fiscal year and continues to do so in 2001. Mr. Gertmenian is also a director of Liqui-Box Corporation and Abercrombie & Fitch Co.

DAVID P. LAUER

    Mr. Lauer, 58, a director of AirNet since 1999, is the retired President and Chief Operating Officer of Bank One, NA of Columbus where he served from
June 1997 through January 2001. His
primary responsibility with Bank One was to lead the commercial lending practice in central Ohio. Prior to that, Mr. Lauer, a Certified Public Accountant, was the managing partner of the Columbus office of Deloitte & Touche and also served as a member of the Board of Directors of the firm Deloitte & Touche. Mr. Lauer currently serves as a director of Wendy's International, Inc. and Metatec International. Mr. Lauer serves on the Compensation, Nominating and Audit Committees of the AirNet Board of Directors.

JAMES E. RIDDLE

    Mr. Riddle, 59, a director of AirNet since February 2000, has been the General Manager of Riddle Holdings LLC, an investing and consulting firm, since July 1999. He served as the Chief Operating Officer and a member of the Board of Directors of Norrell Corporation and as President of Norrell Services, Inc. from 1997 to 1999. Prior to joining Norrell, Mr. Riddle served Ryder System, Inc. in various positions, including President of Ryder Logistics International from 1995 to 1997. In addition, Mr. Riddle served 26 years at Xerox Corporation in various capacities, including Vice President of Marketing and Operations.
Mr. Riddle serves on the Board of Directors of Danka Business Systems, PLC, where he also serves as the Chairman of the Audit Committee. Mr. Riddle serves on the Compensation, Nominating and Audit Committees of the AirNet Board of Directors.

RECOMMENDATION AND VOTE

    Under Ohio law and AirNet's Code of Regulations, the six nominees for election to the Board of Directors receiving the greatest number of votes will be elected.

    Common shares represented by the accompanying proxy card will be voted FOR the election of the Board of Director's nominees, unless authority to vote for one or more nominees is withheld. Shareholders may withhold authority to vote for the entire slate as nominated or, by writing the name of one or more nominees in the space provided in the proxy card, withhold the authority to vote for one or more nominees. Common shares as to which the authority to vote is withheld and broker non-votes will not be counted toward the election of directors, or toward the election of the individual nominees specified on the proxy card.

    THE AIRNET BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF ALL OF ITS NOMINEES AS DIRECTORS.

COMMITTEES AND MEETINGS OF THE BOARD

    The Board of Directors held four regularly scheduled or special meetings and two telephonic meetings during the fiscal year ended December 31, 2000. The Board of Directors has standing Audit, Compensation and Nominating Committees. In 2000, each incumbent director attended at least 75% of the aggregate of the total number of meetings held by the Board of Directors during the period he served as a director, and the total number of meetings held by all committees on which he served, during the period he served as a committee member.

    AUDIT COMMITTEE. The responsibilities of the Audit Committee include overseeing AirNet's system of internal accounting and financial controls and the annual independent audit of AirNet's financial statements, and reporting the results of these activities to the Board of Directors. The Audit Committee is also responsible for reviewing the results of any independent audit of AirNet and the fees therefor, reviewing the independence of the auditors, evaluating the performance of the independent auditors, and recommending to the Board of Directors a firm to serve as AirNet's independent auditors. The Committee's responsibilities are outlined further in its written charter attached as Appendix A to this Proxy Statement. Each incumbent member of the Audit Committee qualifies as independent under the rules of the New York Stock Exchange. The Audit Committee held two meetings and two telephonic meetings during 2000.

    COMPENSATION COMMITTEE. The Compensation Committee reviews, considers and acts upon matters of salary and other compensation and benefits of all executive officers and certain other associates of AirNet. The Compensation Committee also acts upon all matters concerning, and exercises such authority as is delegated to it under the provisions of, any benefit, retirement or pension plan maintained by AirNet for the benefit of executive officers and other associates. The Compensation Committee held three meetings and two telephonic meetings during 2000.

    NOMINATING COMMITTEE. The Nominating Committee recommends policies on the composition of the Board of Directors and nominees for membership on the Board. The Nominating Committee has not established a procedure for shareholders to recommend nominees to the Board for consideration at the Annual Meeting. Rather it conducts its own search for available, qualified nominees. The Nominating Committee held one meeting during 2000.

COMPENSATION OF DIRECTORS

    Directors who are officers or associates of AirNet receive no additional compensation for serving as members of the Board of Directors or as members of Board committees. Directors who are not officers or associates of AirNet ("Non-Employee Directors") are paid a quarterly fee of $3,500. Each Non-Employee Director receives a fee of $1,500 for each Board meeting attended and $500 for each telephonic meeting attended. In addition, each committee member, other than the committee chairman, receives a fee of $1,000 for each committee meeting attended and the committee chairman receives $2,000. Each committee member receives $500 and the committee chairman receives $750 for each telephonic committee meeting attended. AirNet's directors are reimbursed for out-of-pocket expenses incurred in connection with their service as directors, including travel expenses.

    Effective May 27, 1998, AirNet established the AirNet Systems, Inc. Director Deferred Compensation Plan (the "Director Plan"). Voluntary participation in the Director Plan enables a director of AirNet or its subsidiaries, to defer all or a part of his director's fees, including federal income tax thereon. Such deferred fees may be credited to (1) a cash account where the funds will earn interest at the rate prescribed in the Director Plan or (2) a stock account where the funds will be converted into common shares and be matched at a rate of 25% of the amount contributed by the director to the Director plan. In his deferral election, a director will elect whether distribution of the deferred funds is to be made in a single lump sum payment or in equal annual installments payable over a period of not more than ten years. Distributions will commence within 30 days of the earlier of (a) the date specified by a director at the time a deferral election is made or (b) the date the director ceases to so serve. Cash accounts will be distributed in the form of cash and stock accounts will be distributed in the form of common shares or cash, as selected by the plan administrator.

    On May 7, 1997, each individual then serving as a Non-Employee Director was granted an immediately exercisable option to purchase 2,000 common shares. The following summarizes options to purchase common shares granted to individuals serving as Non-Employee directors on the respective dates of grant. All of these options vest in five equal annual installments beginning on the grant date:

August 19, 1998  20,000  options granted to purchase common shares

August 19, 1999   4,000  options granted to purchase common shares

January 6, 2000   4,000  options granted to purchase common shares

    Any individual becoming a Non-Employee Director after August 19, 1998 is automatically granted an option to purchase 20,000 common shares effective on the date of his appointment or election. These options vest in five equal annual installments.

    Each option granted to a Non-Employee Director on or after August 18, 1999, will become fully exercisable if the Director retires from service, becomes totally disabled or dies, or upon the occurrence of specified change-in-control events. The exercise price of each option granted to a Non-Employee Director is equal to the fair market value of the underlying common shares on the date of grant. Each option granted to a Non-Employee Director has a ten-year term. If a Non-Employee Director ceases to be a member of the Board of Directors of AirNet, his options must be exercised within three months (12 months in the case of a Non-Employee Director who becomes disabled or dies) after the date his service ends, subject in each case to the stated terms of the options. However, a Non-Employee Director who ceases to be a director after having been convicted of, or pled guilty or nolo contendere to, a felony immediately forfeits all of his options.

                         REPORT OF THE AUDIT COMMITTEE

GENERAL

    In accordance with the audit committee charter adopted by the AirNet Board of Directors, the Audit Committee assists the Board in fulfilling their responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of AirNet. Each member of the Audit Committee qualifies as independent for purposes of Section 303.01(B)(2)(a) of the New York Stock Exchange's listing standards.

REVIEW AND DISCUSSION WITH INDEPENDENT ACCOUNTANTS AND AUDITORS

    In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from Ernst & Young LLP a formal written statement describing all relationships between Ernst & Young LLP and AirNet that might bear on Ernst & Young LLP's independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee discussed with Ernst & Young LLP any relationships or services that may impact the objectivity and independence of Ernst & Young LLP and satisfied itself as to Ernst & Young LLP's independence. The Audit Committee also discussed with management and Ernst & Young LLP the adequacy and effectiveness of AirNet's internal accounting and financial controls. In addition, the Audit Committee discussed and reviewed with Ernst & Young LLP all communications required by auditing standards generally accepted in the United States of America, including those described in Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, and, with and without management present, discussed and reviewed the results of Ernst & Young LLP's examination of the financial statements.

REVIEW WITH MANAGEMENT

    The Audit Committee reviewed and discussed the audited consolidated financial statements of AirNet as of and for the fiscal year ended December 31, 2000 with management. Management has the responsibility for the preparation of AirNet's consolidated financial statements and Ernst & Young LLP has the responsibility for the audit of those statements.

AUDIT FEES

    The aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of AirNet's annual consolidated financial statements for the 2000 fiscal year and the reviews of the consolidated financial statements included in AirNet's Quarterly Reports on Form 10-Q for the 2000 fiscal year (collectively, the "Audit Services") were $159,600.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    Ernst & Young LLP did not render any of the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (17 CFR
210.2-01(c)(4)(ii)) (the "Financial

Information Systems Design and Implementation Services") during the 2000 fiscal year for AirNet or its subsidiaries.

OTHER FEES

    The aggregate fees billed for services rendered by Ernst & Young LLP, other than Audit Services and Financial Information Systems Design and Implementation Services, for the 2000 fiscal year (the "Other Services") were $260,000.

CONCLUSION

    Based on the reviews and discussions with management and Ernst & Young LLP noted above, the Audit Committee recommended to the Board of Directors (and the Board approved) that AirNet's audited consolidated financial statements be included in AirNet's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 to be filed with the SEC. The Audit Committee also determined that the provision of the Other Services was compatible with maintaining
Ernst & Young LLP's independence.

                                          SUBMITTED BY THE AUDIT COMMITTEE OF
                                          THE BOARD OF DIRECTORS OF AIRNET:
                                          DAVID P. LAUER, CHAIRMAN
                                          ROGER D. BLACKWELL
                                          JAMES E. RIDDLE

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table shows, for the last three fiscal years, the cash compensation and other benefits paid or provided by AirNet to its Chief Executive Officer and the four other most highly compensated executive officers of AirNet (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                               LONG-TERM
                                                                             COMPENSATION
                                                                                AWARDS
                                                             ANNUAL          -------------
                                                          COMPENSATION       COMMON SHARES
                                        YEAR ENDED    --------------------    UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION            DECEMBER 31,   SALARY($)   BONUS($)    OPTIONS(#)     COMPENSATION($)
---------------------------            ------------   ---------   --------   -------------   ---------------
Gerald G. Mercer.....................      2000       $364,275    $ 26,250       34,000(1)       $ 5,250(2)
  Chairman of the Board                    1999        341,200          --       20,000            4,800
                                           1998        421,619     200,000      100,000            4,800

Joel E. Biggerstaff..................      2000        275,807     154,200       22,570(4)        57,100(5)
  Chief Executive Officer, President
    and                                    1999         80,385          --       80,000               --
  Chief Operating Officer(3)

William R. Sumser....................      2000        182,134      76,500       15,600(6)         3,978(2)
  Chief Financial Officer, Secretary,      1999        210,000      25,000       15,000            4,800
  Treasurer and Vice President,            1998        210,808      30,000           --            4,800
  Finance

Jeffrey B. Harris....................      2000        195,928      63,200        6,530(7)            --
  Senior Vice President, Sales             1999        194,423          --       15,000               --
                                           1998        146,981          --           --               --

Kendall W. Wright....................      2000        200,712      46,200        6,600(8)         2,108(2)
  Vice President, Sales                    1999        210,000          --        9,000            4,800
                                           1998        210,808          --           --            4,800

--------------------------

(1) Mr. Mercer received 24,000 of these options in exchange for $63,000 of base salary converted under the AirNet Systems, Inc. Salary for Options Conversion Plan.

(2) "All Other Compensation" consists of amounts contributed by AirNet to the named executive officer's account under the AirNet Systems, Inc. Retirement Savings Plan.

(3) Mr. Biggerstaff joined AirNet in August 1999 as President and Chief Operating Officer. He was named Chief Executive Officer in April 2000, succeeding Mr. Mercer in the position.

(4) Mr. Biggerstaff received 12,570 of these options in exchange for $30,000 of base salary converted under the AirNet Systems, Inc. Salary for Options Conversion Plan

(5) In addition to $5,250 contributed by AirNet to Mr. Biggerstaff's account under the AirNet Systems, Inc. Retirement Savings Plan, AirNet also paid
    Mr. Biggerstaff $51,850 to reimburse him for relocation expenses incurred in conjunction with his move to Columbus, Ohio

(6) Mr. Sumser received 12,000 of these options in exchange for $31,500 of base salary converted under the AirNet Systems, Inc. Salary for Options Conversion Plan.

(7) Mr. Harris received 2,930 of these options in exchange for $10,250 of base salary converted under the AirNet Systems, Inc. Salary for Options Conversion Plan.

(8) Mr. Wright received 3,000 of these options in exchange for $10,500 of base salary converted under the AirNet Systems, Inc. Salary for Options Conversion Plan.

GRANTS OF OPTIONS

    The following table summarizes information concerning individual grants of options under the AirNet Systems, Inc. Amended and Restated 1996 Incentive Stock Plan (the "Incentive Stock Plan") during the 2000 fiscal year to each of the named executive officers. AirNet has never granted stock appreciation rights.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                         POTENTIAL
                                                                                                        REALIZABLE
                                                                                                     VALUE AT ASSUMED
                                                               % OF                                   ANNUAL RATES OF
                                            NUMBER OF          TOTAL                                    SHARE PRICE
                                          COMMON SHARES       OPTIONS                                APPRECIATION FOR
                                           UNDERLYING       GRANTED TO     EXERCISE                   OPTION TERM(2)
                                             OPTIONS       ASSOCIATES IN     PRICE     EXPIRATION   -------------------
NAME                                      GRANTED(#)(1)     FISCAL YEAR    ($/SHARE)      DATE       5%($)      10%($)
----                                     ---------------   -------------   ---------   ----------   --------   --------
Gerald G. Mercer.......................      10,000             5.9%         $6.74       1/5/05     $18,614    $ 41,133
                                             24,000            14.2%          5.25       2/4/10      79,241     200,812

Joel E. Biggerstaff....................      10,000             5.9%          6.13       1/5/10      38,520      97,617
                                             12,570             7.5%          5.25       2/4/10      41,502     105,175

William R. Sumser......................       3,600             2.1%          6.13       1/5/10      13,867      35,142
                                             12,000             7.1%          5.25       2/4/10      39,620     100,406

Jeffrey B. Harris......................       3,600             2.1%          6.13       1/5/10      13,867      35,142
                                              2,930             1.7%          5.25       2/4/10       9,674      24,516

Kendall W. Wright......................       3,600             2.1%          6.13       1/5/10      13,867      35,142
                                              3,000             1.8%          5.25       2/4/10       9,905      25,101

------------------------------

(1) Options granted on January 6, 2000 vest 20% at grant date and 20% annually thereafter. Options granted on February 5, 2000 were granted under the AirNet Systems, Inc. Salary for Options Conversion Plan and vest 100% one year from the grant date. At the discretion of the Compensation Committee, the options may have stock-for-stock exercise and tax withholding features, which allow the holder, in lieu of paying cash for the exercise price and any tax withholding, to have AirNet commensurably reduce the number of common shares which the holder would otherwise receive upon exercise of the options.

(2) The amounts reflected in this table represent the specified assumed annual rates of appreciation only. Actual realized values, if any, on option exercises will depend on the actual appreciation of the AirNet common shares over the term of each option. There can be no assurances that the potential realizable values reflected in this table will be achieved.

OPTION EXERCISES AND HOLDINGS

    The following table summarizes information concerning unexercised options held as of December 31, 2000 by each of the named executive officers. None of these executive officers exercised options during the fiscal 2000 year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                          NUMBER OF                      NUMBER OF COMMON SHARES            VALUE OF UNEXERCISED
                        COMMON SHARES                     UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
                         UNDERLYING                   OPTIONS AT FISCAL YEAR END(#)       AT FISCAL YEAR END($)(1)
                           OPTIONS         VALUE      ------------------------------   ------------------------------
NAME                    EXERCISED(#)    REALIZED($)   EXERCISABLE      UNEXERCISABLE   EXERCISABLE      UNEXERCISABLE
----                    -------------   -----------   -----------      -------------   -----------      -------------
Gerald G. Mercer......        0             N/A         130,000            84,000              --                --

Joel E. Biggerstaff...        0             N/A          42,000            60,570              --                --

William R. Sumser.....        0             N/A          29,720            23,880              --                --

Jeffrey B. Harris.....        0             N/A          14,810            12,720              --                --

Kendall W. Wright.....        0             N/A           4,320            11,280              --                --

--------------------------

(1) No options held by the named executive officers were in-the-money at December 31, 2000.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
  ARRANGEMENTS

    Each of Joel E. Biggerstaff, Chief Executive Officer, President and Chief Operating Officer, William R. Sumser, Vice President, Finance, Chief Financial Officer, Secretary and Treasurer, and Jeffrey B. Harris, Senior Vice President, Sales, is party to an employment agreement with AirNet, effective as of March 1, 2001, which provides for a one-year term, automatically renewed for successive one-year periods unless either party gives notice to the other of non-renewal. Messrs. Biggerstaff, Sumser and Harris are entitled to receive initial annual base salaries of $300,000, $230,000 and $230,000, respectively, adjustable upward or downward on an annual basis by the Compensation Committee based on its review of each individual's performance. Each individual is entitled to participate in any bonus plan which AirNet may establish and in the Incentive Stock Plan, in each case at levels determined by the Compensation Committee, as well as receive those fringe benefits provided by AirNet to its actively employed senior executives.

    If the named executive officer's employment is terminated by AirNet without "cause" (as defined in his employment agreement) or by the executive officer for "good reason" (as defined in the employment agreement), he will be entitled to have his base salary and fringe benefits (other than under the Incentive Stock
Plan) continued at the level then in effect for a period of 24 months (in the case of Mr. Biggerstaff) or 12 months (in the case of Messrs. Sumser and Harris), with group medical insurance continuing for 18 months. These periods are extended to 36 months and 18 months, respectively, if the termination occurs on or after a "change in control" (as defined in each employment agreement). Each individual would also be entitled to receive a single lump sum payment equal to the pro-rata portion (based on days employed during the fiscal year in which employment terminated) of any non-discretionary bonus payable based on employment throughout the fiscal year, become fully vested in all employee benefit programs (other than the Retirement Savings Plan, in which his interest would vest according to the Plan's terms) and receive a lump sum payment equal to his non-vested interest in the Retirement Savings Plan to the extent forfeited upon termination of employment. Each employment agreement also provides for the continuation of salary and fringe benefits (other than under the Incentive Stock Plan) for a period of time following a disability.

    Each employment agreement contains confidentiality and noncompetition provisions which prevent the named executive officer from disclosing confidential information about AirNet and from competing with AirNet during his employment therewith and for an additional two years (in the case of Mr. Biggerstaff) or one year (in the case of Messrs. Sumser and Harris) thereafter.

PERFORMANCE GRAPH

    The following line graph compares the percentage change in the cumulative total shareholder return on AirNet's common shares with the cumulative return of the Russell 2000 and the NYSE Combined Transportation Index ("NYSE Transportation") for the period from May 30, 1996 to December 31, 2000. The AirNet common shares became registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on May 30, 1996. The comparison assumes $100 was invested on May 30, 1996 in AirNet common shares and in each of the foregoing indices and assumes reinvestment of dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          ANS   RUSSELL 2000 -REGISTERED TRADEMARK-  NYSE TRANSPORTATION
May 1996   100                                  100                  100
Dec 1996  96.7                                101.2                105.5
Dec 1997   141                                123.9                139.6
Dec 1998  94.3                                120.7                144.5
Dec 1999  46.3                                146.4                139.8
Dec 2000  25.4                                141.9                138.6

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

ROLE OF THE COMPENSATION COMMITTEE

    In general, AirNet's compensation program for its executive officers consists of three main elements: a base salary, a discretionary bonus and periodic grants of options. The Compensation Committee believes that it is important to pay competitive salaries and to make a large proportion of the executive officers' total compensation at risk in order to cause the executive officers to focus on both the short-term and long-term interests of AirNet's shareholders. Therefore, bonuses (which permit individual performance to be recognized on an annual basis, and which are based, in part, on an evaluation of the contribution made by each executive officer to AirNet's performance) and option grants (which directly tie the executive officer's long-term remuneration to stock price appreciation realized by AirNet's shareholders) are important components of the overall compensation package.

    The Compensation Committee continued to utilize data from a 1998 report prepared by outside executive compensation consultants, which included a comprehensive review of AirNet's compensation policy, to evaluate overall compensation strategies.

BASE SALARY

    Base salaries are reviewed annually and may be adjusted based on individual performance, business unit performance and industry analysis and comparisons. The Compensation Committee used information obtained from its executive compensation consultants, as mentioned above, in setting base salaries in 1998 and modifying them in 2000.

    In 2000, AirNet implemented the AirNet Systems, Inc. Salary for Options Conversion Plan, which allowed, for one year only, executive officers and senior level managers to convert a portion of their annual base salary into options. Participants in this Plan were permitted to convert between 5% and 25% of their base salary. Participants converting 5% of their base salary received options, priced at the current market price on date of grant, at 1.5 times the value of the salary being converted. To encourage a greater level of participation, the option conversion scale increased to 3.0 times the value if 25% of salary was converted.

    The Compensation Committee increased Mr. Biggerstaff's annual base salary in 2000 from $220,000 to $300,000 when he assumed the Chief Executive Officer position in addition to his President and Chief Operating Officer positions. In 1999, the Compensation Committee had temporarily reduced Mr. Mercer's salary due to AirNet's operating performance. In 2000, the Compensation Committee increased his base salary back to its previous level in light of the improved company performance and Mr. Mercer's continuing role as Chairman.

    Effective March 1, 2001, AirNet entered into employment agreements with Messrs. Biggerstaff, Sumser and Harris. Each employment agreement provides for an initial term of one year, automatically renewed for successive one-year periods unless either party gives notice to the other of non-renewal. These employment agreements provide for an initial base salary, which may be adjusted upward or downward on an annual basis by the Compensation Committee based on its review of the executive officer's performance. The initial base salaries were established based on information from the executive compensation consultants.

BONUS PLAN

    Bonuses are awarded at the discretion of the Compensation Committee. In awarding Mr. Mercer's bonus, the Compensation Committee focused on his efforts and achievements as the Chief Executive Officer for the first quarter of 2000. In awarding bonuses to the other executive officers, the Committee considered AirNet's full year earnings growth compared to its initial targets established at the beginning of the year and considered full year accomplishments of personal goals established by each of the individual executives at the beginning of the year.

STOCK OPTIONS

    In addition to the one-time Salary for Options Conversion Plan implemented in 2000, AirNet grants options under its Incentive Stock Plan to attract and retain key personnel and directors of AirNet and to enhance their interest in AirNet's continued success. The maximum number of AirNet common shares with respect to which awards may be granted under the Incentive Stock Plan is 1,650,000, and the maximum number with respect to which any executive officer named in the summary Compensation Table may receive options in any one year is 200,000.

    During 2000, AirNet granted options to all of the executive officers. These grants were based upon subjective analyses of each officer's function, salary, performance and value to AirNet, with no specific weighting given to any one specific factor.

SECTION 162(M) COMPLIANCE

    Internal Revenue Code Section 162(m) generally prohibits AirNet from deducting non-performance-based compensation in excess of $1,000,000 per taxable year paid to the Chief Executive Officer and the other four most highly compensated executive officers required to be named in the Proxy Statement. AirNet may continue to deduct compensation paid to these covered employees if the payment of such compensation qualifies for an exception, including an exception for certain performance-based compensation.

    The Compensation Committee believes that Section 162(m) should not cause AirNet to be denied a deduction for 2000 compensation paid to the executive officers of AirNet. The Compensation Committee will continue to work to structure components of its executive compensation package to achieve maximum deductibility under Section 162(m) while at the same time considering the goals of its executive compensation philosophy.

                                          SUBMITTED BY THE COMPENSATION
                                          COMMITTEE OF THE
                                          BOARD OF DIRECTORS OF AIRNET:

                                          JAMES E. RIDDLE, CHAIRMAN
                                          ROGER D. BLACKWELL
                                          DAVID P. LAUER

                          TRANSACTIONS WITH MANAGEMENT

    During 2000, AirNet provided a $200,000 bridge loan, without interest, to Mr. Biggerstaff in connection with his construction of a home following his relocation to central Ohio. The loan was repaid in full during 2000.

    In connection with AirNet's initial public offering in 1996, the individuals who were AirNet shareholders prior to that offering and certain executive officers of AirNet agreed to indemnify AirNet for any corporate level federal income taxes which might be imposed upon AirNet for any period prior to the termination of AirNet's S Corporation status at the time of the closing of the initial public offering in June 1996. As an S Corporation, AirNet was not subject to federal income taxes at the corporate level, and AirNet has no reason to believe that any such corporate level federal taxes will be imposed for any such period.

    In addition, Mr. Mercer has agreed to indemnify AirNet for certain environmental liabilities related to underground storage tanks on a Michigan property formerly owned by Mr. Mercer and leased to AirNet. AirNet ceased its operations at this property in 1988, at which time Mr. Mercer sold the property to an unaffiliated third party. The aggregate amount of any such liabilities is estimated by AirNet to be less than $100,000.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Ownership of and transactions in the common shares by executive officers, directors and persons who own more than 10% of the common shares are required to be reported to the SEC pursuant to Section 16 (a) of the Exchange Act. Based solely on a review of the copies of reports furnished to AirNet and representations received from executive officers and directors, AirNet believes that during the year ended December 31, 2000, all reporting requirements were complied with, except David P. Lauer, a director of AirNet, filed late one report covering two transactions.

                              INDEPENDENT AUDITORS

    AirNet engaged Ernst & Young LLP as its independent auditors to audit its consolidated financial statements for the 2000 fiscal year. Ernst & Young LLP has served as AirNet's independent auditors since 1989. AirNet's Audit Committee will make its selection of AirNet's independent auditors for the 2001 fiscal year at its next meeting, which will be held after the Annual Meeting.

    A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to respond to appropriate questions and to make such statements as he may desire.

                 SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    AirNet shareholders seeking to bring business before the 2002 Annual Meeting of Shareholders, or to nominate candidates for election as directors at that Annual Meeting of Shareholders, must provide timely notice thereof in writing. To be timely, a shareholder's notice must be delivered to or mailed and received at the principal executive offices of AirNet not less than 60 days nor more than 90 days prior to the meeting. However, if less than 70 days' notice or prior public disclosure of the date of the 2002 Annual Meeting is given or made to the shareholders, notice by the shareholder to be timely must be received no later than the close of business on the tenth day following the day on which the notice of the date of the 2002 Annual Meeting was mailed or the public disclosure was made. The AirNet Code of Regulations specifies certain requirements for a shareholder's notice to be in proper written form. The foregoing requirements will not, however, prevent any shareholder from submitting a shareholder proposal in compliance with Rule 14a-8 of the Exchange Act. Pursuant to Rule 14a-8, proposals by shareholders intended to be presented at the 2002 Annual Meeting of Shareholders must be in the form specified in that Rule and received by the Secretary of AirNet no later than November 28, 2001, to be included in AirNet's proxy card, notice of meeting and proxy statement relating to such meeting and should be mailed to AirNet Systems, Inc., 3939 International Gateway, Columbus, Ohio 43219, Attention: Secretary.

                                 OTHER BUSINESS

    As of the date of this Proxy Statement, the Board of Directors knows of no other matter that will be presented for action by the shareholders at the 2001 Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, the persons acting under proxies solicited by the Board of Directors, will vote and act according to their best judgments in light of the conditions then prevailing.

                                 ANNUAL REPORT

    A copy of AirNet's 2000 Annual Report to Shareholders is being mailed herewith.

    The form of proxy card and the Proxy Statement have been approved by the Board of Directors of AirNet and are being mailed and delivered to shareholders by its authority.

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER
                            of AirNet Systems, Inc.

ORGANIZATION

    This charter governs the operations of the Audit Committee (the" Committee"). The Committee shall review and reassess the charter annually and obtain the approval of the Board of Directors. The Committee shall be appointed by the Board of Directors and shall comprise at least three Directors, each of whom are independent of management and AirNet Systems, Inc. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and AirNet. All Committee members shall be financially literate, or shall become so within a reasonable period of time after appointment to the Committee, and at least one member shall have accounting or related financial management expertise.

STATEMENT OF POLICY

    The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to AirNet's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of AirNet's financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors and management of AirNet. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of AirNet and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

    The primary responsibility of the Audit Committee is to oversee AirNet's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing AirNet's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

    The following shall be the principal recurring processes of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

    - The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of AirNet's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from management and AirNet and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of AirNet's independent auditors.

    - The Committee shall discuss with the independent auditors the overall scope and plans for their audit including the adequacy of staffing and compensation. Also, the Committee shall discuss with management and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including AirNet's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations.

    - The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of AirNet's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of this review.

    - The Committee shall review with management and the independent auditors the financial statements to be included in AirNet's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

                                REVOCABLE PROXY
                              AIRNET SYSTEMS, INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 8, 2001
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned holder(s) of common shares of AirNet Systems, Inc., an Ohio corporation (the "Company"), hereby constitutes and appoints Joel E. Biggerstaff and William R. Sumser, the Proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on May 8, 2001, at the Concourse Hotel, 4300 International Gateway, Columbus, Ohio, at 10:00 a.m., local time, and any adjournment(s) thereof, and to vote all of the common shares of the Company which the undersigned is entitled to vote at such Annual Meeting or at any adjournment(s) thereof:

                                             (change of address/comments)

                                       _________________________________________

                                       _________________________________________

                                       _________________________________________

                                       _________________________________________


--------------------------------------------------------------------------------
                             ^FOLD AND DETACH HERE^


                         ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                              AIRNET SYSTEMS, INC.

                                  MAY 8, 2001
                                   10:00 A.M.

                                CONCOURSE HOTEL
                           4300 INTERNATIONAL GATEWAY
                                 COLUMBUS, OHIO

/X/ Please mark votes as in this example

THE COMMON SHARES REPRESENTED BY THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO ELECTION IS GIVEN, THE COMMON SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED FOR PROPOSAL 1. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE COMMON SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED IN THE DISCRETION OF THE INDIVIDUALS DESIGNATED TO
VOTE THE PROXY ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.
--------------------------------------------------------------------------------
            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1
--------------------------------------------------------------------------------

                            FOR       WITHHOLD AUTHORITY      EXCEPTIONS

1. TO ELECT AS DIRECTORS    / /              / /                  / /       Gerald G. Mercer         Russell M. Gertmenian
   OF THE COMPANY ALL                                                       Joel E. Biggerstaff      David P. Lauer
   OF THE NOMINEES                                                          Roger D. Blackwell       James E. Riddle
   LISTED TO SERVE FOR
   TERMS OF ONE YEAR EACH (EXCEPT AS MARKED TO THE CONTRARY.)*

* INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "EXCEPTIONS" AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

_____________________________________________________________________________

2. IN THEIR DISCRETION, THE INDIVIDUALS DESIGNATED
   TO VOTE THIS PROXY ARE AUTHORIZED TO VOTE UPON
   SUCH OTHER MATTERS (NONE KNOWN AT THE TIME OF
   SOLICITATION OF THIS PROXY) AS MAY PROPERLY COME
   BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT(S)
   THEREOF.

COMMENTS/ ADDRESS CHANGE / /

         ALL PROXIES PREVIOUSLY GIVEN OR EXECUTED BY THE ABOVE SIGNED ARE HEREBY REVOKED. The above signed acknowledges receipt of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement for the May 8, 2001 meeting and the Annual Report to Shareholders for the fiscal year ended December 31, 2000.

         Please sign exactly as your name appears hereon. When common shares are registered in two names, both shareholders should sign. When signing as executor, administrator, trustee, guardian, attorney or agent, please give full title as such. If shareholder is a corporation, please sign in full corporate name by President or other authorized officer. If shareholder is a partnership or other entity, please sign in entity name by an authorized person. (Please note any change of address on this proxy card.)

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AIRNET SYSTEMS, INC. PLEASE ACT PROMPTLY -- SIGN, DATE AND MAIL YOUR PROXY CARD TODAY



____________________________________________________________ DATE_______________
SHAREHOLDER SIGN ABOVE -- CO-HOLDER (IF ANY) SIGN ABOVE
PLEASE BE SURE TO SIGN AND DATE THIS PROXY IN THE SPACE ABOVE.
--------------------------------------------------------------------------------
                             ^FOLD AND DETACH HERE^





                              AIRNET SYSTEMS, INC.




                PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD IN
                             THE ENCLOSED ENVELOPE.